EXHIBIT 99.2


                      PRO FORMA CONDENSED FINANCIAL DATA
                                 (Unaudited)

         The following unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 1998, combines the historical consolidated balance sheets of Savannah and Bryan as if the Merger had been effective on September 30, 1998, after giving effect to certain adjustments described in the attached Notes to Unaudited Pro Forma Condensed Financial Information.

         The unaudited Pro Forma Condensed Combined Statements of Income for the six months ended September 30, 1998, and for the years ended December 31, 1997 and 1996, present the combined results of operations of Savannah and Bryan as if the Merger had been effective at the beginning of each period, after giving effect to certain adjustments described in the attached Notes to Unaudited Pro Forma Condensed Financial Data.

         The unaudited Pro Forma Combined Financial Data and accompanying notes reflect the application of the pooling-of-interests method of accounting for the Merger. Under this method of accounting, the recorded assets, liabilities, shareholders' equity, income and expenses of Savannah and Bryan are combined and reflected at their historical amounts.

         The pro forma earnings, which do not reflect any direct costs or potential savings which may result from the Merger or the transaction and other costs associated with effecting the Merger, are not necessarily indicative of the results of future operations.

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

                  THE SAVANNAH BANCORP, INC. AND SUBSIDIARIES
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              SEPTEMBER 30, 1998
                                (In thousands)
                                  (Unaudited)


                                                                         PRO
                                                          PRO FORMA     FORMA
                                      SAVANNAH   BRYAN   ADJUSTMENTS  COMBINED
                                      --------  -------- ------------ ---------
ASSETS
Cash and due from banks...........    $  6,958  $  2,871               $  9,829
Federal funds sold................       8,642    10,100                 18,742
Securities available for sale,
at fair value.....................      46,811     8,721                 55,532
Securities held to maturity.......        -        3,864                  3,864
Loans.............................     113,293    52,564                165,857
Less allowance for loan losses....      (1,559)     (630)                (2,189)
                                      --------  -------- ------------- --------
     Net loans....................     111,734    51,934         -      163,668
Premises and equipment, net.......       3,150     1,271                  4,421
Other assets......................       1,675       779     (2) (300)    2,154
                                      --------  -------- ------------- --------
     TOTAL ASSETS.................    $178,970  $ 79,540         (300) $258,210
                                      ========  ======== ============= ========
LIABILITIES
Deposits:
Non interest-bearing..............    $ 23,234  $  8,857               $ 32,091
Interest-bearing..................     134,011    58,821                192,832
                                      --------  -------- ------------- --------
     Total deposits...............     157,245    67,678         -      224,923
Federal funds purchased and securities
sold under repurchase agreements..       3,600      -                     3,600
Federal Home Loan Bank advances...        -        3,501                  3,501
Interest Payable..................                   161                    161
Other borrowings..................        -           45                     45
Other liabilities.................       1,339       251     (2)  300     1,890
                                      --------  -------- ------------- --------
     TOTAL LIABILITIES............     162,184    71,636          300   234,120
                                      --------  -------- ------------- --------
SHAREHOLDERS' EQUITY
Common Stock......................    $  1,783   $   532       $  407  $  2,722
Contributed capital...............       8,924     5,052         (928)   13,048
Retained earnings.................       5,715     2,820     (2) (600)    7,935
Treasury stock ...................        (335)     (521)    (3)  521      (335)
Unrealized gains (losses) on
  securities available for sale,
  net of tax......................         699        21                    720
                                      --------  -------- ------------- --------
      Total shareholders' equity..      16,786     7,904         (600)   24,090
                                      --------  -------- ------------- --------
     TOTAL LIABILITIES AND
       SHAREHOLDERS' EQUITY.........  $178,970  $ 79,540         (300) $258,210
                                      ========  ======== ============= ========

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                  THE SAVANNAH BANCORP, INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                     (In thousands, except per share data)
                                  (Unaudited)


                                                          PRO FORMA   PRO FORMA
                                     SAVANNAH    BRYAN   ADJUSTMENTS   COMBINED
                                     --------  --------- -----------  ---------
Interest income..................     $ 9,616    $ 4,594                $14,210
Interest expense.................       4,586      1,903                  6,489
                                     --------  ---------  ----------  ---------
Net interest income..............       5,030      2,691                  7,721
Provision for loan losses........         140        135                    275
                                     --------  ---------  ----------  ---------
Net interest income after
  provision for loan losses......       4,890      2,556                  7,446
                                     --------  ---------  ----------  ---------
Other income:
   Service charges on deposit
     accounts....................         323        235                    558
   Mortgage origination fees.....         426        225                    651
   Other income..................         212        200                    412
                                     --------  ---------  ----------  ---------
      Total other operating revenue.      961        660                  1,621
   Gains on sales of assets......           1         58                     59
                                     --------  ---------  ----------  ---------
      Total other income.........         962        718                  1,680
                                     --------  ---------  ----------  ---------
Other expense:
   Salaries and employee benefits       1,986      1,048                  3,034
   Occupancy and equipment expense        565        244                    809
   Other operating expenses......       1,024        519                  1,543
                                     --------  ---------  ----------  ---------
      Total other expense........       3,575      1,811                  5,386
                                     --------  ---------  ----------  ---------
Income before provision for
income taxes.....................       2,277      1,463                  3,740
Provision for income taxes.......         797        487                  1,284
                                     --------  ---------  ----------  ---------
Net income.......................      $1,480      $ 976                $ 2,456
                                     ========  =========  ==========  =========

Earnings per share
    Basic........................      $ 0.86     $ 1.94                 $ 0.93
                                     ========  =========  ==========  =========
    Diluted......................      $ 0.82     $ 1.89                 $ 0.89
                                     ========  =========  ==========  =========

Weighted average shares outstanding
    Basic........................       1,718        503         428      2,649
                                     ========  =========  ==========  =========
    Diluted......................       1,811        516         439      2,766
                                     ========  =========  ==========  =========

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                  THE SAVANNAH BANCORP, INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                     (In thousands, except per share data)
                                  (Unaudited)




                                                          PRO FORMA   PRO FORMA
                                     SAVANNAH  BRYAN     ADJUSTMENTS   COMBINED
                                     --------  --------- -----------  ---------
Interest income..................     $11,132    $ 5,535               $ 16,667
Interest expense.................       5,084      2,259                  7,343
                                     --------  ---------  ----------  ---------
Net interest income..............       6,048      3,276                  9,324
Provision for loan losses........         300        180                    480
                                     --------  ---------  ----------  ---------
Net interest income after
  provision for loan losses......       5,748      3,096                  8,844
                                     --------  ---------  ----------  ---------
Other income:
   Service charges on deposit
     accounts....................         404        345                    749
   Mortgage origination fees.....         356        123                    479
   Other income..................         191        250                    441
                                     --------  ---------  ----------  ---------
      Total other operating revenue.      951        718                  1,669
   Gains on sales of securities..           2          2                      4
                                     --------  ---------  ----------  ---------
      Total other income.........         953        720                  1,673
                                     --------  ---------  ----------  ---------
Other expense:
   Salaries and employee benefits...    2,192      1,213                  3,405
   Occupancy and equipment expense..      652        314                    966
   Other operating expenses......       1,172        551                  1,723
                                     --------  ---------  ----------  ---------
      Total other expense........       4,016      2,078                  6,094
                                     --------  ---------  ----------  ---------
Income before provision for income      2,685      1,738                  4,423
taxes............................
Provision for income taxes.......         932        580                  1,512
                                     --------  ---------  ----------  ---------

Net income.......................     $ 1,753    $ 1,158                $ 2,911
                                     ========  =========  ==========  =========

Earnings per share
    Basic........................      $ 1.03     $ 2.30                 $ 1.10
                                     ========  =========  ==========  =========
    Diluted......................      $ 0.97     $ 2.25                 $ 1.06
                                     ========  =========  ==========  =========

Weighted average shares outstanding
    Basic........................       1,708        504         428      2,640
                                     ========  =========  ==========  =========
    Diluted......................       1,802        516         439      2,757
                                     ========  =========  ==========  =========
The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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


                  THE SAVANNAH BANCORP, INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                     (In thousands, except per share data)
                                  (Unaudited)




                                                         PRO FORMA   PRO FORMA
                                     SAVANNAH    BRYAN  ADJUSTMENTS   COMBINED
                                    --------  --------- -----------  ---------
Interest income..................    $ 9,617    $ 4,827                $14,444
Interest expense.................      4,473      1,915                  6,388
                                    --------  ---------  ----------  ---------
Net interest income..............      5,144      2,912                  8,056
Provision for loan losses........        195         90                    285
                                    --------  ---------  ----------  ---------
Net interest income after
  provision for loan losses......      4,949      2,822                  7,771
                                    --------  ---------  ----------  ---------
Other income:
   Service charges on deposit            373        369                    742
     accounts....................
   Mortgage origination fees.....        200         11                    211
   Other income..................         81        168                    249
                                    --------  ---------  ----------  ---------
      Total other operating revenue.     654        548                  1,202
   Gains (losses) on sales of
     securities..................         -          -                      -
                                    --------  ---------  ----------  ---------
      Total other income.........        654        548                  1,202
                                    --------  ---------  ----------  ---------
Other expense:
   Salaries and employee benefits...   1,719      1,003                  2,722
   Occupancy and equipment expense..     534        324                    858
   Other operating expenses......      1,037        514                  1,551
                                    --------  ---------  ----------  ---------
      Total other expense........      3,290      1,841                  5,131
                                    --------  ---------  ----------  ---------
Income before provision for
   income taxes..................      2,313      1,529                  3,842
Provision for income taxes.......        806        508                  1,314
                                    --------  ---------  ----------  ---------
Net income.......................    $ 1,507    $ 1,021                $ 2,528
                                     ========  =========  ==========  =========

Earnings per share
    Basic........................      $ 0.89     $ 2.01                $ 0.96
                                     ========  =========  ==========  =========
    Diluted......................      $ 0.85     $ 1.98                $ 0.93
                                     ========  =========  ==========  =========

Weighted average shares outstanding
    Basic........................       1,701        508         432      2,621
                                     ========  =========  ==========  =========
    Diluted......................       1,763        515         438      2,716
                                     ========  =========  ==========  =========

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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

                       Notes to the Unaudited Pro Forma
                           Condensed Financial Data

Note 1 -- Basis of Presentation

      Savannah and Bryan entered into the Merger Agreement as of February 11, 1998. The Merger Agreement calls for a tax-free exchange of 1.85 shares of Savannah Common Stock for each share of Bryan Common Stock.

      The unaudited Pro Forma Condensed Financial Data has been prepared assuming that the Merger will be accounted for under the pooling-of-interests method and is based on the historical consolidated financial statements of Savannah and Bryan.

      The pro forma adjustments represent management's best estimate based on available information at this time. Actual adjustments will differ from those reflected in the unaudited Pro Forma Condensed Financial Data.

      The unaudited Pro Forma Condensed Financial Data should be read in conjunction with the historical consolidated financial statements and the related notes thereto of each of Savannah and Bryan incorporated by reference herein.


Note 2 -- Merger and Integration Costs

     In connection with the Merger, Savannah and Bryan expect to incur after-tax merger-related costs of approximately $600,000, of which approximately $550,000 comprises advisory, legal, accounting and printing costs associated with the Merger, and estimated after-tax integration costs of approximately $50,000 relating to data processing contract termination costs with another data processing vendor on a contract Bryan entered into in late 1997. These costs will be expensed upon closing of the transaction. No significant capital costs are expected. As of September 30, 1998, approximately $300,000 of the merger costs had been paid.


Note 3 -- Shareholders' Equity

     In conjunction with the Merger, Savannah exchanged 1.85 shares of Savannah Common Stock for each outstanding share of Bryan Common Stock. Bryan had 506,508 shares of Bryan Common Stock outstanding as of September 30, 1998. In addition, Bryan has 25,750 shares held in treasury that will be retired.

                                       12